--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    As we come to the close of the first year for the Driehaus International Growth Fund, I would like to take this opportunity to personally welcome each of you to the Fund. This first year was a very successful one, with the details of our accomplishments provided in Bill Andersen's portfolio manager letter and the accompanying report. In my role as chief executive officer of Driehaus Capital Management, Inc., the adviser to the Fund, I'm pleased to see that we are continuing our tradition of outstanding performance to the international equity markets.

    I have been a long-time believer in growth investing and in the superiority of our assertive, growth-oriented investment philosophy, whether we are analyzing U.S. or international markets. Clearly, entrepreneurship and a belief in the market economy do not stop at American borders. In fact, since we first turned our attention to the international arena in 1989, economic development has flourished worldwide. At the same time, while we were preparing to expand our scope globally, I was aware of the demands of managing an international portfolio and the need to maintain performance levels for the clients of our small and mid-cap U.S. funds. It was for these reasons that I asked Bill, one of our senior portfolio managers, to undertake the responsibility of international management for Driehaus. As the record shows, he has done an outstanding job.

    This success in applying the Driehaus investment philosophy internationally further affirms the success that I have had in the U.S. market for more than 25 years. It gives me added confidence in our philosophy and confirms my belief that we can grow as successfully as the companies in which we invest.

    I join you in looking forward to reports of continued achievement.

Sincerely,

Richard H. Driehaus
Richard H. Driehaus
President
Driehaus Mutual Funds

Dear Fellow Shareholders:

   I am pleased to report that our first fiscal year, ended August 31, 1997, was successful, with the value of an investment in the Driehaus International Growth Fund (and its predecessor partnership) rising 18.73% versus 9.05% for the Morgan Stanley Capital International EAFE Index. Our performance also compared favorably against the Lipper International Fund Index average of 15.44% for the period August 29, 1996 through August 28, 1997 (when Lipper Analytical Services, Inc. published the return).

   Over the 12 months ending August 31, 1997, leadership in the international markets was provided mainly by European large-cap issues, especially financial service stocks and companies benefiting from restructuring efforts. Among emerging markets, Latin America and Eastern Europe--particularly Russia--also provided strong performance. This was countered by Japan's dramatic under-performance of the world market and by Southeast Asia, which started off well but then collapsed. By identifying and leveraging these international trends, we were able to make investment decisions for the Fund that resulted in excellent performance over the past year.

   I thought I would take this opportunity to discuss some of the themes we have identified that we believe are relevant to managing international portfolios at this time. While our investment management approach is primarily "bottom up," such a discussion should prove helpful in understanding the context in which we are managing the Fund.

   Shift in market leadership worldwide to growth companies. While much has been written about the narrow, large-cap leadership in the United States, a similar phenomenon has also taken place internationally in the past few years. As in the
U. S., this trend has been particularly pronounced since the second half of 1996. Beginning in mid-1997, we believe that leadership has shifted back to faster growing, more dynamic companies.

   Very strong economic recovery expected in Europe. A number of very exciting changes are happening in Europe. Many companies have undertaken substantial restructuring programs with the intent of improving efficiency and profitability. Just as it did in the United States in the early '90s, this undertaking should set the stage for an economic upswing. In addition, the planned adoption of a single currency in 1999 has led several countries (including Italy, Spain, and Portugal) to undertake very positive changes in their economic policies. We are also encouraged by the development of new stock exchanges throughout Europe, which will focus on financing small and medium sized growth companies.

   Japanese economic recovery still on hold. After another false start, the Japanese economy has slowed dramatically in the second half of 1997. The slowdown has been attributed in part to a tax increase in April. On a more positive note, Japan has recently committed to a massive deregulation program that targets industries including financial services, airlines, energy and retailing.

   Slower growth in Southeast Asia. In our last letter, we highlighted the economic situation in Thailand. Subsequently, this situation worsened dramatically, resulting in a currency devaluation and stock market crash that then spread around the region. While we are positive on this region over the very long term, we think growth rates will remain much below historical levels for several years, and the Fund remains under-weighted.

   Continued boom in other emerging markets. As much as we expect Asia to continue to disappoint investors, we believe other emerging markets will continue to boom. The Mexican economy appears to be back on track, and Brazil has maintained a strong privatization program despite many obstacles. China is attempting to combine two economic systems in a way never attempted before, but with surprising success. The emergence of this economy should prove to be one of the most significant events of the next 20 years.

   Little threat of inflation in developed economies. As more data shows that inflation has fallen to levels unseen since the 1960s, it is beginning to seem that the high inflation levels of the 1970s and 1980s were just a historical aberration. This should continue to create a positive environment for financial issues.

   Given this backdrop, it is no wonder that we are so optimistic about the prospects for economic growth and, over time, for equity investing. It is also no surprise that this environment continues to provide so many companies that are showing strong growth and outstanding prospects. We believe it is an exceptional time for international equity investment.

Sincerely,

WILLIAM R. ANDERSON
William R. Andersen
Portfolio Manager
October 15, 1997

Investment Philosophy: Driehaus Capital Management, Inc. seeks to achieve superior investment returns primarily by investing in companies outside the U.S. that are currently demonstrating rapid growth in their sales and earnings and that, in our judgment, have the ability to continue or accelerate their growth rates in the future. Driehaus manages the Fund actively (above average turnover) to ensure that it is fully invested in companies that meet these criteria.

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                                                   DRIEHAUS        EAFE
                                                                   --------        ----
  Year ended 8/31/97                                                18.73%         9.05%
  Three Years ended 8/31/97                                         16.82%         5.74%
  Five Years ended 8/31/97                                          20.75%        10.67%
  Since Inception (7/1/90 - 8/31/97)                                16.67%         5.93%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

               Measurement Period
             (Fiscal Year Covered)                        DRIEHAUS                    EAFE
Jul 1990                                                            100000                    100000
Jun 1991                                                         105602.44                  88466.98
Jun 1992                                                         125981.92                  87890.81
Jun 1993                                                         142779.49                 105715.74
Jun 1994                                                         170317.78                 123687.96
Jun 1995                                                         186040.29                 125733.79
Jun 1996                                                         268838.01                 142435.56
Jun 1997                                                         270881.64                 142256.54
Aug 1997                                                            301940                    151120

    The "Driehaus" performance data shown above includes the performance of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), the Fund's predecessor, for the periods before the Fund's registration statement became effective. The Partnership was established on July 1, 1990 and the Fund succeeded to the Partnership's assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership's performance has been restated to reflect the expenses of the Fund.

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

    The graph comparing the results of a $100,000 investment in the Fund, on July 1, 1990 (the date of the Partnership's inception), with all dividends and capital gains reinvested, with the EAFE Index with dividends reinvested.

    The EAFE Index (Morgan Stanley Capital International, Europe, Australia, Far East Index) is an unmanaged index that is a generally accepted benchmark for major overseas markets. Data is in U.S. dollars and includes reinvestment of dividends. Source: Morgan Stanley Capital International.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Driehaus International Growth Fund:

    We have audited the accompanying statement of assets and liabilities of DRIEHAUS INTERNATIONAL GROWTH FUND (the "Fund"), including the schedule of investments, as of August 31, 1997, and the related statement of operations, statement of changes in net assets, and financial highlights for the period indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Driehaus International Growth Fund as of August 31, 1997, and the results of its operations, changes in its net assets, and financial highlights for the period indicated thereon, in conformity with generally accepted accounting principles.

Arthur Anderson LLP

Chicago, Illinois
October 17, 1997

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 1997
--------------------------------------------------------------------------------

                                 Number         Market
                                   of           Value
                                 Shares        (Note A)
---------------------------------------------------------
EQUITY SECURITIES -- 94.7%
---------------------------------------------------------
EUROPE -- 47.8%
  ITALY -- 6.1%
    Bulgari SpA..............      400,000   $  2,367,601
    Credito Italiano SpA.....    1,456,800      3,011,793
    Mediolanum SpA...........      244,129      2,917,656
    Telecom Italia Mobile
      SpA....................      786,500      2,717,445
                                             ------------
                                               11,014,495
                                             ------------
  SPAIN -- 5.5%
    Banco Bilbao Vizcaya
      SA.....................       78,375      2,059,523
    Banco Santander SA.......       98,360      2,736,345
    Tele Pizza SA**..........       86,500      5,130,634
                                             ------------
                                                9,926,502
                                             ------------
  FRANCE -- 5.4%
    Cap Gemini Sogeti S.A....       40,751      2,482,403
    Coflexip S.A. -- ADR.....       66,650      3,328,334
    Dassault Systemes S.A. --
      ADR....................       60,000      3,900,000
                                             ------------
                                                9,710,737
                                             ------------
  SWITZERLAND -- 4.3%
    Ares-Serono Group B......        2,337      3,642,975
    Sulzer Medica -- ADR**...       40,000      1,027,500
    Zuerich Versicherungs-
      Gesellschaft...........        8,695      3,154,808
                                             ------------
                                                7,825,283
                                             ------------
  UNITED KINGDOM -- 3.5%
    Corporate Services
      Group PLC..............      191,160        605,610
    Misys PLC................      121,509      3,130,795
    Norwich Union PLC**......      200,000      1,105,181
    Sema Group PLC...........        6,241        141,590
    Stolt Comex Seaway
      SA**...................       26,493      1,414,064
                                             ------------
                                                6,397,240
                                             ------------
  NETHERLANDS -- 3.7%
    ASM Lithograph Holding
      NV**...................       40,520      3,444,200
    Baan Co. NV..............       24,282      1,462,991
    Fugro NV.................       52,995      1,811,862
                                             ------------
                                                6,719,053
                                             ------------

                                 Number         Market
                                   of           Value
                                 Shares        (Note A)
---------------------------------------------------------
  SWEDEN -- 3.7%
    Ericsson (LM) Telephone
      Co. -- ADR.............       38,000   $  1,584,125
    Hennes & Mauritz
      AB -- B................       88,400      3,337,121
    Spectra Physics AB --
      A......................       71,580      1,701,361
                                             ------------
                                                6,622,607
                                             ------------

  IRELAND -- 4.3%
    CBT Group PLC --
      ADR**..................       39,190      2,547,350
    Ryanair Holdings PLC --
      ADR**..................       42,621      1,172,078
    Saville Systems Ireland
      PLC -- ADR**...........       59,591      3,985,148
                                             ------------
                                                7,704,576
                                             ------------

  FINLAND -- 3.3%
    Nokia Corp. OY -- ADR....       10,285        797,088
    Nokia Corp. OY -- A......       10,065        777,263
    Raision Tehtaat OY.......       20,410      2,139,059
    TT Tieto OY -- B.........       24,884      2,241,925
                                             ------------
                                                5,955,335
                                             ------------

  GERMANY -- 3.2%
    Deutsche Lufthansa AG....      121,840      2,464,074
    SAP AG (Pref.)...........       14,999      3,399,042
                                             ------------
                                                5,863,116
                                             ------------

  RUSSIA -- 3.1%
    Novosibrisk
      Telephone**............        4,000        384,000
    Surgutneftegaz...........    1,200,000      1,224,000
    Tatneft -- ADR...........       16,000      2,024,000
    Unified Energy System....    5,000,000      1,985,000
                                             ------------
                                                5,617,000
                                             ------------

  DENMARK -- 1.2%
    SAS Danmark AS...........      136,424      2,104,022
                                             ------------

  PORTUGAL -- 0.5%
    Electric de Portugal
      SA -- ADR**............       30,000        918,750
                                             ------------
    Total Europe.............                  86,378,716
                                             ------------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 1997
--------------------------------------------------------------------------------

                                 Number         Market
                                   of           Value
                                 Shares        (Note A)
---------------------------------------------------------
FAR EAST -- 28.1%

  HONG KONG -- 11.5%
    CCT Telecom Holdings
      Ltd.**.................    2,056,000   $    749,474
    Chengdu Telecom Cable Co.
      -- H**.................    1,164,000        739,732
    China Everbrite -- IHD
      Pac Ltd.**.............    1,563,000      4,406,822
    China Foods Holdings
      Ltd....................    1,100,000        738,093
    China Merchants
      International
      Holdings...............    1,276,800      4,036,492
    China Southern
      Airlines -- ADR**......       75,000      2,357,813
    CNPC Hong Kong Ltd.**....    3,900,000      2,591,713
    Top Glory International
      Holdings...............    1,650,000        777,127
    Tsingtao Brewery Co.,
      Ltd. -- H**............    1,378,000        849,059
    Yizheng Chemical
      Fibre Co. -- H.........    3,955,000      2,883,434
    Zhenhai Refining
      and Chemical Co.,
      Ltd. -- H..............    1,320,000        762,223
                                             ------------
                                               20,891,982
                                             ------------

  JAPAN -- 6.6%
    Advantest Corp...........       14,500      1,319,545
    Fujitsu Ltd..............      155,100      1,847,727
    Furukawa Electric Co.,
      Ltd....................      367,000      2,064,612
    Meitec Corp..............       55,200      1,507,011
    Nippon System
      Development............          600         12,608
    NTT Data Corp............           45      1,991,727
    Rohm Co., Ltd............       20,000      2,068,252
    Tokyo Electron Ltd.......       19,000      1,029,576
                                             ------------
                                               11,841,058
                                             ------------

                                 Number         Market
                                   of           Value
                                 Shares        (Note A)
---------------------------------------------------------
  TAIWAN -- 5.3%
    ASE Test Ltd.**..........       32,000   $  2,336,000
    Acer Inc. 144A --
      GDR**+.................       41,936        562,991
    Acer Inc. -- GDR**.......       23,750        322,406
    Asustek Computer Inc. --
      GDR**..................       48,620      1,028,313
    Synnex Technology
      International Corp.
      144A -- GDR**+.........       90,000      3,375,000
    Synnex Technology
      International Corp.
      -- GDR**...............       52,900      1,983,750
                                             ------------
                                                9,608,460
                                             ------------
  SINGAPORE -- 2.0%
    Datacraft Asia Ltd.......    1,071,000      3,534,300
                                             ------------
  INDONESIA -- 1.7%
    PT Daya Guna Samudera
      (Foreign)..............      328,500        453,103
    PT Putra Surya Multidana
      (Foreign)**............    1,121,300        589,649
    PT Ramayana Lestari
      Sentosa (Foreign)......    1,094,500      2,000,293
                                             ------------
                                                3,043,045
                                             ------------
  INDIA -- 0.9%
    Reliance Industries
      Ltd. -- GDR**..........       86,300      1,708,740
                                             ------------
  MALAYSIA -- 0.1%
    Lityan Holdings BHD......       27,500        150,608
                                             ------------
  THAILAND -- 0.0%
    Shinawatra Computer
      Public Co., Ltd.
      (Foreign)..............        3,800         19,000
                                             ------------
    Total Far East...........                  50,797,193
                                             ------------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 1997
--------------------------------------------------------------------------------

                                 Number         Market
                                   of           Value
                                 Shares        (Note A)
---------------------------------------------------------

NORTH AMERICA -- 9.2%
  MEXICO -- 7.1%
    Apasco SA de CV..........      212,610   $  1,571,144
    Corporacion
      Interamericana de
      Enterenimiento SA --
      B**....................      238,009      1,292,363
    Desc SA de CV -- C.......            1              8
    Fomento Economico
      Mexicano SA de
      CV -- B................      406,800      2,786,588
    Grupo Accion SA --
      ADR**..................       15,000        223,622
    Grupo Financiero Banamex
      Accival SA de CV --
      B**....................      457,037      1,233,489
    Grupo Financiero Bancomer
      SA de
      CV -- B**..............    1,819,505      1,127,106
    Grupo Televisa SA --
      ADR**..................       60,783      1,983,045
    TV Azteca SA -- ADR**....      140,050      2,520,900
                                             ------------
                                               12,738,265
                                             ------------
  UNITED STATES OF AMERICA --
    2.1%
    Santa Fe International
      Corp...................       85,000      3,803,750
                                             ------------
    Total North America......                  16,542,015
                                             ------------
MIDDLE EAST -- 5.2%
  ISRAEL -- 5.2%
    ECI Telecommunications
      Limited Designs........       53,400      1,591,988
    Nice Systems, Ltd. --
      ADR**..................      104,339      4,167,039
    Orbotech, Ltd.**.........       40,900      2,039,888
    Teledata Communications,
      Ltd.**.................       43,750      1,509,375
                                             ------------
                                                9,308,290
                                             ------------
    Total Middle East........                   9,308,290
                                             ------------

                                 Number         Market
                                   of           Value
                                 Shares        (Note A)
---------------------------------------------------------
AFRICA -- 3.0%
  SOUTH AFRICA -- 3.0%
    Dimension Data Holdings
      Ltd.**.................      718,400   $  3,054,904
    Investec Group Ltd.......       63,930      2,326,771
                                             ------------
                                                5,381,675
                                             ------------
    Total Africa.............                   5,381,675
                                             ------------
SOUTH AMERICA -- 1.4%
  BRAZIL -- 1.4%
    Ericsson
      Telecommunicacoes S.A.
      (Pref.)................   31,716,000      1,580,424
    Inepar S.A. -- Industria
      E Construcoes
      (Pref.)................  471,021,500        970,956
                                             ------------
                                                2,551,380
                                             ------------
    Total South America......                   2,551,380
                                             ------------
    Total Equity Securities
      (cost $161,638,397)....                 170,959,269
                                             ------------
---------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $161,638,397)............        94.7%    170,959,269
  Other Assets in Excess of
    Liabilities..............         5.3%      9,585,825
                               -----------   ------------
  Net Assets.................       100.0%   $180,545,094
=========================================================
  The federal income tax basis and unrealized
  appreciation (depreciation) for all securities is as
  follows:
Basis....................................  $161,638,397
                                           ============
Gross Appreciation.......................  $ 15,963,014
Gross Depreciation.......................    (6,642,142)
                                           ------------
    Net Appreciation.....................  $  9,320,872
                                           ============

** Non-income producing security.
 + Restricted security (Note D).

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                                AUGUST 31, 1997
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Airlines...............................      3.3%
Banking................................      5.6%
Beverages & Tobacco....................      2.0%
Bio-Technology.........................      0.6%
Business Services......................      0.3%
Broadcast & Publishing.................      2.5%
Chemicals..............................      3.0%
Communications.........................      1.4%
Computer Manufacturers.................      1.5%
Computer Software......................     16.3%
Computer Other.........................      1.1%
Drugs..................................      2.0%
Electric Components....................      4.7%
Electric Equipment.....................      5.2%
Energy Equipment.......................      0.5%
Energy Sources.........................      8.0%
Financial Services.....................      1.6%
Food Processors........................      1.8%
Industrial Components..................      1.1%
Insurance..............................      4.0%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Leisure & Tourism......................      0.7%
Machinery..............................      1.0%
Merchandising..........................      1.1%
Miscellaneous Materials................      0.9%
Multi-Industry.........................      2.2%
Multi-Industry Finance.................      2.4%
Office Equipment.......................      4.9%
Photo-Optical Equipment................      1.9%
Real Estate............................      0.6%
Retailing -- Foods.....................      2.8%
Retailing -- Goods.....................      3.2%
Semi Conductors/Components.............      0.6%
Telecommunications.....................      3.0%
Telecommunications Equipment...........      0.1%
Transportation.........................      1.2%
Utilities..............................      1.6%
Other Assets Less Liabilities..........      5.3%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                August 31, 1997
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $161,638,397)........    $170,959,269
    Foreign currency, at market value (Cost $2,542,490).....       2,541,577
    Cash....................................................      13,452,048
    Receivables:
         Dividends..........................................         224,050
         Interest...........................................          20,601
         Fund shares sold...................................         115,421
         Investment securities sold.........................       2,307,578
    Prepaid insurance.......................................           3,900
    Deferred organizational costs...........................         106,862
                                                                ------------
----------------------------------------------------------------------------
             TOTAL ASSETS...................................     189,731,306
                                                                ------------
----------------------------------------------------------------------------
LIABILITIES:
    Investment securities purchased.........................       8,831,763
    Accrued expenses........................................         121,722
    Payable to affiliates...................................         232,727
                                                                ------------
----------------------------------------------------------------------------
             TOTAL LIABILITIES..............................       9,186,212
                                                                ------------
----------------------------------------------------------------------------
NET ASSETS..................................................    $180,545,094
                                                                ============
SHARES OUTSTANDING..........................................      15,172,194
                                                                ============
NET ASSET VALUE PER SHARE...................................    $      11.90
                                                                ============
============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT AUGUST 31, 1997:
    Paid-in capital.........................................    $158,635,869
    Undistributed net investment loss.......................        (784,650)
    Undistributed net realized gain.........................      15,013,053
    Undistributed net realized foreign exchange loss........      (1,541,435)
    Undistributed net realized foreign exchange loss on
     portfolio hedges.......................................         (74,544)
    Unrealized foreign exchange loss........................         (24,071)
    Unrealized appreciation on investments..................       9,320,872
                                                                ------------
             NET ASSETS.....................................    $180,545,094
                                                                ============
============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the period October 28, 1996 (commencement of operations) through August 31,
                                      1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Income:
         Dividends (net of non-reclaimable foreign taxes of
         $81,983)...........................................    $ 1,371,638
         Interest...........................................        312,620
                                                                -----------
---------------------------------------------------------------------------
           Total income.....................................      1,684,258
                                                                -----------
---------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................      1,752,344
         Administration fee.................................        146,029
         Professional fees..................................        104,369
         Federal and state registration fees................         38,365
         Custodian fee......................................        300,379
         Transfer agent fees................................         35,708
         Trustees' fees.....................................         45,000
         Amortization of organization costs.................         20,000
         Miscellaneous......................................         45,914
                                                                -----------
---------------------------------------------------------------------------
           Total expenses before fees waived................      2,488,108
                                                                -----------
           Transfer agent fees waived.......................        (19,200)
                                                                -----------
           Total expenses net of fees waived................      2,468,908
                                                                -----------
---------------------------------------------------------------------------
             Net investment loss............................       (784,650)
                                                                -----------
---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from security transactions............     15,013,053
    Net realized foreign exchange loss......................     (1,541,435)
    Net realized foreign exchange loss on portfolio
     hedges.................................................        (74,544)
    Net unrealized foreign exchange loss....................        (24,071)
    Change in unrealized appreciation of investments........      9,320,872
                                                                -----------
---------------------------------------------------------------------------
             Net gain on investments........................     22,693,875
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $21,909,225
                                                                ===========
===========================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the period October 28, 1996 (commencement of operations) through August 31,
                                      1997
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS:
    Operations:
         Net investment loss................................               $   (784,650)
         Net realized gain from security transactions.......                 15,013,053
         Net realized foreign exchange loss.................                 (1,541,435)
         Net realized foreign exchange loss on portfolio
           hedges...........................................                    (74,544)
         Net unrealized foreign exchange....................                    (24,071)
         Change in unrealized appreciation of investments...                  9,320,872
                                                                           ------------
-----------------------------------------------------------------------------------------------
             Net increase in net assets resulting from
               operations...................................                 21,909,225
                                                                           ------------
-----------------------------------------------------------------------------------------------
    Capital share transactions:
         Net increase in net assets derived from capital
           share transactions...............................                158,535,457
                                                                           ------------
         Total increase in net assets.......................                180,444,682
                                                                           ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------
    Beginning of period.....................................                    100,412
                                                                           ------------
    End of period...........................................               $180,545,094
                                                                           ============
===============================================================================================

    Capital share transactions are as follows:

                                                                  SHARES            VALUE
                                                                ----------       ------------
         Shares purchased...................................    15,894,033       $166,480,305
         Shares reinvested..................................            --                 --
         Shares redeemed....................................      (731,880)        (7,944,848)
                                                                ----------       ------------
             Net increase from capital share transactions...    15,162,153       $158,535,457
                                                                ==========       ============
=============================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For the period October 28, 1996 (commencement of operations) through August 31,
                                      1997
--------------------------------------------------------------------------------

    The Table below sets forth financial data for a share of capital stock outstanding throughout the period presented.

Net asset value, beginning of period........................    $  10.00
                                                                --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss.......................................       (0.05)
  Net gains on investments (both realized and unrealized)...        1.95
                                                                --------
    Total from investment operations........................        1.90
                                                                --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income......................        0.00
  Distributions from capital gains..........................        0.00
                                                                --------
    Total distributions.....................................        0.00
                                                                --------
Net asset value, end of period..............................    $  11.90
                                                                ========
Total Return................................................       19.00%**
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)......................    $180,545
  Ratio of expenses to average net assets***................        2.11%*
  Ratio of net investment loss to average net assets***.....       (0.67)%*
  Portfolio turnover........................................      380.02%**

--------------------------------------------------------------------------------

  * Annualized

 ** Not Annualized

*** Such ratios are after transfer agent waivers. The transfer agent voluntarily waived a portion of its fees. The ratio of expenses, before fees waived, to average net assets is 2.13%.

Average commission rate paid per share on stock transactions for the period ended August 31, 1997 was $0.0016. Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION

    The Driehaus International Growth Fund (the "Fund") is a series of the Driehaus Mutual Funds (the "Trust"), a registered management investment company. The Trust is a Delaware business trust organized under an Agreement and Declaration of Trust dated May 31, 1996 and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The Fund was seeded on September 13, 1996 with the sale and issuance of 10,000 shares of its common stock to Richard H. Driehaus, the Chairman of the Board and President of the Trust. The Fund commenced operations on October 28, 1996, as the successor to the assets of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), a limited partnership organized on July 1, 1990, through a transfer of $85,727,972 of assets in exchange for 8,572,797.2 shares of the Fund. Included in these assets transferred was a net unrealized taxable gain of $5,628,357, all of which was realized during the Fund's fiscal year.

    The Fund's investment objective is to maximize capital appreciation by investing primarily in the equity securities of foreign companies with market capitalizations of more than $300 million (U.S.) using growth style investment criteria. The Fund will not invest in securities with market capitalizations of less than $200 million.

SECURITIES VALUATION AND TRANSACTIONS

    Depending upon local convention or regulation, equity securities may be valued at the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

    Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date.

    The Fund accrues income and expenses daily. This change in net asset value is allocated daily.

FEDERAL INCOME TAXES

    No provision is made for Federal income taxes as it is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to make all the required distributions to its shareholders in amounts sufficient to relieve the Fund from all or substantially all Federal income and excise taxes.

FOREIGN CURRENCY TRANSLATION

    Foreign currency is translated into U.S. dollar values based upon the current rates of exchange on the date of the Fund's valuation.

    Net realized foreign exchange gains or losses which are reported by the Fund result from sales of foreign currencies, currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contracts underlying securities transactions, and the difference between the amounts accrued for dividends, interest, and reclaimable foreign withholding taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities, (other than investments in securities) which are denominated in

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

foreign currencies, as a result of changes in exchange rates.

    Net realized foreign exchange gains or losses on portfolio hedges result from the non-speculative use of forward contracts with respect to portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Fund had no outstanding portfolio hedges at August 31, 1997.

    The Fund does not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments held. These fluctuations are included with the net realized and unrealized gains or losses which result from changes in the market prices of investments.

DEFERRED ORGANIZATION COSTS

    Organization costs incurred by the Fund have been deferred and are being amortized over a period of 60 months.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND TRANSACTIONS WITH
   AFFILIATES

    Richard H. Driehaus is also the Chairman of the Board, sole director, and sole shareholder of Driehaus Capital Management, Inc., a registered investment adviser, and of Driehaus Securities Corporation, a registered broker-dealer.

    Driehaus Capital Management, Inc. ("DCM") serves as the Fund's investment adviser. In return for its services to the Fund, DCM receives a monthly fee, computed and accrued daily at an annual rate of 1.5% of average net assets. The amount accrued to DCM for the period ended August 31, 1997 was $1,752,344 of which $232,727 is included in Payable to affiliates. DCM agreed to reduce its fee and absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) will not exceed 2.25% of the average net assets of the Fund on an annual basis for the first twelve months of the Fund's operations after the effective date of the Fund's registration statement. As of August 31, 1997, no fees have yet been absorbed.

    DCM advanced certain organization costs to the Fund. As of August 31, 1997, DCM has been reimbursed for all organizational costs advanced to the Fund.

    Driehaus Securities Corporation ("DSC") acts as the Fund's distributor. In addition, DSC executes all domestic exchange agency trades for the Fund in American Depository Receipts (ADR'S) or other publicly traded equity interests representing shares in foreign companies and, if applicable, any U.S. securities the Fund might trade. For the period ended August 31, 1997, DSC traded 7,727,602 shares and received $227,518 in commissions. A portion of these commissions is paid to DSC's clearing broker for clearing charges.

    Certain officers of the Trust are also officers of DCM and DSC. No such officers received compensation from the Fund.

    PFPC Inc., a wholly owned, indirect subsidiary of PNC Bank, serves as the Fund's administrative and accounting agent. In compensation for its services, PFPC receives a monthly fee based upon average net

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

assets plus out-of-pocket expenses. PFPC Inc. also acts as the Fund's transfer agent and dividend disbursing agent. PFPC has agreed to waive a portion of its transfer agent fees during the first year of the Fund's operation.

C. INVESTMENT TRANSACTIONS

    The aggregate purchases, excluding the securities transferred from the Partnership, and sales of investments securities, other than short-term obligations, for the period October 28, 1996 through August 31, 1997, were as follows:

Purchases                $568,722,871
Sales                    $504,653,281

D. RESTRICTED SECURITIES

    The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities and Exchange Act of 1933. At August 31, 1997, the aggregate value of these securities was equal to $4,403,313 and represented 2.4% of net assets.

E. LINES OF CREDIT

    The Fund has a $5 million committed line of credit and a $5 million un-committed line of credit. These lines of credit are available primarily to meet large, unexpected shareholder withdrawals. For the period ended August 31, 1997, no borrowing was made on these lines of credit.

F. OFF BALANCE SHEET RISKS

    The Fund's investments in foreign securities may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets. It is DCM's policy to continuously monitor its exposure to these risks.

   Directors & Officers

   Richard H. Driehaus
   Chairman of the Board & President

   Arthur B. Mellin
   Trustee

   Robert F. Moyer
   Vice President & Trustee

   A.R. Umans
   Trustee

   Daniel Zemanek
   Trustee

   William R. Andersen
   Vice President

   Diane L. Wallace
   Vice President & Treasurer

   Mary H. Weiss
   Vice President & Secretary

   Jennifer Billingsley
   Assistant Vice President & Secretary

   Dusko Culafic
   Assistant Vice President & Treasurer

   Investment Adviser

   DRIEHAUS CAPITAL
   MANAGEMENT, INC.
   25 East Erie Street
   Chicago, IL 60611

   Distributor

   DRIEHAUS SECURITIES
   CORPORATION
   25 East Erie Street
   Chicago, IL 60611

   Administrator & Transfer Agent

   PFPC INC.
   400 Bellevue Parkway
   Suite 108
   Wilmington, DE 19809

   Custodian

   MORGAN STANLEY
   TRUST COMPANY
   One Pierrepont Plaza
   Brooklyn, NY 11201

                           DRIEHAUS MUTUAL FUNDS LOGO

                       DRIEHAUS INTERNATIONAL GROWTH FUND

                                Distributed by:
                        DRIEHAUS SECURITIES CORPORATION

                                 ANNUAL REPORT
                                TO SHAREHOLDERS
                                AUGUST 31, 1997

               This report has been prepared for the shareholders
               of the Fund and is not an offering to sell or buy
                any Fund securities. Such offering is only made
                           by the Fund's prospectus.